JOINDER TO AMENDED AND RESTATED PROMISSORY NOTE

As of September 14, 2011

Reference is made to a certain Amended and Restated Promissory Note dated as of May 4, 2011 in the maximum aggregate principal amount of FORTY FIVE MILLION AND NO/100 DOLLARS ($45,000,000.00) (as the same may hereafter be amended, modified, supplemented or restated, the “Note”) made by the entities listed on Schedule 1 hereto and payable to BANK OF AMERICA, N.A., a national banking association. Each of the terms, conditions and definitions of said Note is specifically incorporated herein by reference.

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned (the “Additional Borrower”) executes this Joinder to Promissory Note (this “Joinder”) in order to join as maker of said Note and as a “Borrower” thereunder, agreeing to be bound, jointly and severally, by all and singular the terms thereof.

1. Joinder and Assumption of Obligations. Effective as of the date of this Joinder, the Additional Borrower hereby acknowledges that the Additional Borrower has received and reviewed a copy of the Note, and hereby acknowledges, covenants, and agrees to:

(a) join in the execution of, and become a party to, the Note as a maker and Borrower thereunder, as indicated with its signature below;

(b) be bound by all representations, warranties, covenants, agreements, liabilities and acknowledgments of each existing Borrower under the Note and the other Loan Documents, in each case, with the same force and effect as if such Additional Borrower was a signatory to the Note and the other Loan Documents and was expressly named as a maker or Borrower therein; and

(c) assume all rights and interests and perform all applicable duties and Obligations of the existing Borrower under the Note and the other Loan Documents, jointly and severally with each existing Borrower.

This Joinder shall be governed by, and construed in accordance with, the law of the State of Illinois.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned has executed and delivered this Joinder as of the date first above written.

ADDITIONAL BORROWER:

G&E HC REIT II ST. ANTHONY
NORTH DENVER MOB I, LLC,
a Delaware limited liability company

By: GRUBB & ELLIS HEALTHCARE
REIT II HOLDINGS, LP, a Delaware limited
partnership, its sole Member

By: GRUBB & ELLIS HEALTHCARE REIT II, INC.,

a Maryland corporation, its general partner

By: /s/ Shannon K S Johnson Name: Shannon K S Johnson

Title: Chief Financial Officer